RREEF SECURITIES TRUST
                       RREEF RREAL ESTATE SECURITIES FUND


                      SUPPLEMENT  Dated November 28, 2000
                 to the Prospectus and Statement of Information
                            Dated February 23, 2000

On November 27, 2000, Fund portfolio manager Karen J. Knudson was elected as a Trustee and as Chairman of the Board, President and Chief Executive Officer of the Trust. At the same time, the Trustees accepted the resignation of Kim G. Redding as co-portfolio manager of the Fund and as Trustee and officer of the Trust. This supplement revises the Prospectus discussion under "The Fund Management Team" and the Statement of Additional Information discussion under "Management--Trustees and Officers."

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